UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 418-2828

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVAV	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On June 17, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (“Board”) of AeroVironment, Inc., a Delaware corporation (the “Company”) determined, after discussion with management, that the previously issued unaudited condensed consolidated financial statements filed in its Quarterly Report on Form 10-Q for the three and nine months ended January 31, 2026 (the “Affected Period”), initially filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2026 (the “Original Form 10-Q”), require restatement and should no longer be relied upon until such financial statements are restated. The restated unaudited condensed consolidated financial statements are included in Amendment No. 1 on Form 10-Q/A for the quarter ended January 31, 2026 (the “Form 10-Q/A”), which is being filed concurrently with this Current Report on Form 8-K (this “Report”).

During the preparation of the Company’s consolidated financial statements as of and for the year ended April 30, 2026, the Company identified an error in the calculation of the carrying value used in the goodwill impairment analysis of the Space reporting unit for the Affected Period. Specifically, the Space reporting unit carrying value utilized in the goodwill impairment analysis did not include an allocation of goodwill resulting from acquired deferred tax assets and liabilities.

The incremental goodwill impairment charge recorded relates to the previously disclosed stop-work order and subsequent termination for convenience of the Company’s agreement with the U.S. Government for the delivery of BADGER phased array antenna systems to support the Satellite Communication Augmentation Resource (“SCAR”) program, which was identified as the triggering event for the initial impairment analysis. The incremental goodwill impairment charge does not relate to updated estimates of the long-term cash flows of the Space reporting unit used in the goodwill impairment analysis. No subsequent triggering event has been identified.

This error was non-cash and had no impact on previously reported current assets, current liabilities, revenues, or cash used in operating activities. In addition, the error did not impact previously reported non-generally accepted accounting principles (“GAAP”) measures Adjusted EBITDA and non-GAAP diluted earnings per share for the Affected Period. As a result of this error:

●	Loss from operations was understated by $89,402,000 for the three and nine months ended January 31, 2026;
●	Net loss was understated by $87,272,000 for the three and nine months ended January 31, 2026;
●	Basic and diluted net loss per share was understated by $1.75 for the three months ended January 31, 2026 and by $1.79 for the nine months ended January 31, 2026; and
●	Total assets were overstated by $89,402,000, total liabilities were overstated by $2,130,000, and total stockholders' equity was overstated by $87,272,000 as of January 31, 2026.

As a result of the error in the carrying value of the Space reporting unit discussed above, the Company’s management re-evaluated the effectiveness of the Company’s disclosure controls and procedures as of January 31, 2026. Management determined that the error and the related restatements were the result of a newly identified material weakness in the Company’s internal control over financial reporting related to the preparation and review of the goodwill impairment analysis, and concluded that the disclosure controls and procedures as of January 31, 2026 were ineffective. Therefore, the Company’s previous evaluation of its disclosure controls and procedures as of January 31, 2026 should no longer be relied upon.

Investors and other readers should rely only on the financial information and related disclosures regarding the Affected Period in the Form 10-Q/A and in any other future filings with the SEC (as applicable). They should not rely on the Original Form 10-Q or any previously issued or filed reports, press releases, earnings releases, investor presentations or similar communications relating to the Affected Period.

The Company’s management and the Audit Committee have discussed the matters described in this Report with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

NON-GAAP MEASURES

In addition to the financial measures prepared in accordance with GAAP, this the Report also contains non-GAAP financial measures. See in the financial tables below the calculation of these measures for the Affected Period, the reasons why the Company believes these measures provide useful information to investors, and a reconciliation of these measures to the most directly comparable GAAP measures.

AeroVironment, Inc.

Reconciliation of non-GAAP adjusted EBITDA (Unaudited)

	Three Months Ended January 31, 2026			Nine Months Ended January 31, 2026
	As Previously	Effect of		As Previously	Effect of
(in millions)	Reported	Restatement	As Restated	Reported	Restatement	As Restated
Net loss	$(156.6)	$(87.3)	$(243.9)	$(241.0)	$(87.3)	$(328.3)
Interest (income) expense, net	(3.7)	—	(3.7)	9.1	—	9.1
Provision for income taxes	(19.5)	(2.1)	(21.6)	(37.0)	(2.1)	(39.1)
Depreciation and amortization	54.6	—	54.6	203.0	—	203.0
EBITDA (non-GAAP)	(125.2)	(89.4)	(214.6)	(65.9)	(89.4)	(155.3)
Amortization of cloud computing arrangement implementation	1.7	—	1.7	3.7	—	3.7
Stock-based compensation	8.1	—	8.1	28.1	—	28.1
Acquisition-related expenses	6.9	—	6.9	38.9	—	38.9
Equity method and equity securities investments activity, net	1.7	—	1.7	(10.1)	—	(10.1)
Goodwill impairment	151.3	89.4	240.7	151.3	89.4	240.7
Adjusted EBITDA (non-GAAP)	$44.5	$—	$44.5	$146.0	$—	$146.0

AeroVironment, Inc.

Reconciliation of non-GAAP Earnings per Diluted Share (Unaudited)

	Three Months Ended January 31, 2026			Nine Months Ended January 31, 2026
	As Previously	Effect of		As Previously	Effect of
	Reported	Restatement	As Restated	Reported	Restatement	As Restated

Loss per diluted share	$(3.15)	$(1.75)	$(4.90)	$(4.94)	$(1.79)	$(6.73)
Amortization of acquired intangible assets and other purchase accounting adjustments	0.70	—	0.70	2.78	—	2.78
Acquisition-related expenses	0.11	—	0.11	0.76	—	0.76
Equity method and equity securities investments activity, net	0.03	—	0.03	(0.18)	—	(0.18)
Goodwill impairment	2.95	1.75	4.70	3.00	1.79	4.79
Earnings per diluted share as adjusted (non-GAAP)	$0.64	$—	$0.64	$1.42	$—	$1.42

Statement Regarding Non-GAAP Measures

The non-GAAP measures set forth above should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing the Company’s results that, when reconciled to the corresponding GAAP measures, help the Company’s investors to understand the long-term profitability trends of the Company’s business and compare the Company’s profitability to prior and future periods and to the Company’s peers. In addition, management uses these non-GAAP measures to evaluate the Company’s operating and financial performance.

Non-GAAP Earnings per Diluted Share

The Company excludes acquisition-related expenses, amortization of acquisition-related intangible assets, equity method investment gains and losses, equity securities investments gains or losses, goodwill impairment and one-time non-operating items because management believes this facilitates more consistent comparisons of operating results over time between the Company’s newly acquired and existing businesses, and with the Company’s peer companies. Management believes, however, that it is important for investors to understand that such intangible assets contribute to revenue generation and that intangible asset amortization will recur in future periods until such intangible assets have been fully amortized.

Adjusted EBITDA (Non-GAAP)

Adjusted EBITDA is defined as net income before interest income, interest expense, income tax expense (benefit) and depreciation and amortization, adjusted for the impact of certain other non-cash items, including amortization of implementation of cloud computing arrangements, stock-based compensation, acquisition related expenses, equity method investment gains or losses, equity securities investments gains or losses, goodwill impairment and one-time non-operating gains or losses. The Company presents Adjusted EBITDA, which is not a recognized financial measure under U.S. GAAP, because management believes it is frequently used by analysts, investors and other interested parties to evaluate companies in the Company’s industry. Management believes this facilitates more consistent comparisons of operating results over time between the Company’s newly acquired and existing businesses, and with the Company’s peer companies. Management believes, however, that it is important for investors to understand that such intangible assets contribute to revenue generation, intangible asset amortization will recur in future periods until such intangible assets have been fully amortized and that interest and income tax expenses will recur in future periods. In addition, Adjusted EBITDA may not be comparable to similarly titled measures used by other companies in the Company’s industry or across different industries.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2026, the Company received separate notices from each of Director David Wodlinger and Director Henry Albers informing the Company of their resignation from the Company’s Board effective June 17, 2026. Both Mr. Wodlinger and Mr. Albers noted in their separate letters that their decision to resign from the Board is not the result of any disagreement with management on any matter relating to the Company's operations, policies, or practices.

On May 1, 2025, Mr. Wodlinger and Mr. Albers were appointed to the Board after being named designees of Arlington Capital Partners V, L.P. and Arlington Capital Partners VI, L.P. (collectively, the “Shareholder”), in accordance with the terms of the Shareholder’s Agreement, dated November 18, 2024 (the “Shareholder’s Agreement”), by and among the Company and the Shareholder. The Shareholder’s Agreement was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2024.

Following the resignations of Messrs. Wodlinger and Albers, the Shareholder retains the right to designate two successor directors to fill the vacancies created by the resignations. As of the date of this report, the Shareholder has not designated any successor directors. Following these resignations, the Board consists of eight directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: June 22, 2026	By:	/s/ Melissa Brown
Melissa Brown
Executive Vice President, Chief Legal Officer & Corporate Secretary

5